Supplement to the prospectuses

October 9, 2008

Dear Investor,

Each fund listed below (each, a “fund”) has applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of Treasury (the “Treasury”). As a result, the prospectus for each fund referenced below is being supplemented.

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”) and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, each fund paid a one-time non-refundable participation fee, which amounts to 0.01% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00).

Under the terms of the Program, upon the occurrence of a Guarantee Event, the fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund, which had approximately $50 billion in assets as of August 31, 2008.

The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three-month term ending on December 18, 2008, but the Secretary of the Treasury can determine to extend the Program up to the close of business on September 18, 2009. If the Program is extended, each fund can renew its participation and, upon payment of an additional participation fee, maintain coverage during any extension of the Program. The amount of any such additional fee, if the Program is extended, would be announced by the Treasury at a later date. If the Secretary chooses not to renew the Program at the end of the initial three months period, the Program will terminate.

None of this supplement, the below-referenced prospectuses, or a fund itself are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Fund Name	Date of Prospectus
UBS Cashfund Inc.	July 29, 2008
UBS RMA Money Fund Inc. - UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 29, 2008
UBS Managed Municipal Trust - UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2008
UBS Municipal Money Market Series - UBS RMA New Jersey Municipal Money Fund	August 29, 2008
UBS RMA Tax-Free Fund Inc.	August 29, 2008
UBS PACE Select Advisors Trust - UBS PACE Money Market Investments (Both the multi-fund Class P share PACE prospectus and the stand alone money market fund prospectus are supplemented)	November 30, 2007
UBS Money Series - UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund
August 28, 2008
UBS Master Series, Inc. - UBS Money Market Fund	June 27, 2008

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.
Code ZS-350